UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2021

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.33-1/3 per share	SHW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2021, the Board of Directors (the “Board”) of The Sherwin-Williams Company (“Sherwin-Williams”) increased the size of the Board from ten to eleven members and elected Marta R. Stewart to fill the resulting vacancy, effective immediately. In addition, Ms. Stewart was appointed to the Audit Committee of the Board. Ms. Stewart, 63, served as Executive Vice President and Chief Financial Officer of Norfolk Southern Corporation from November 2013 until her retirement in August 2017. A copy of Sherwin-Williams’ press release announcing Ms. Stewart’s election is attached hereto as Exhibit 99 and incorporated herein by reference.

The Board has determined that Ms. Stewart is independent under the New York Stock Exchange listing standards and Sherwin-Williams’ Director Independence Standards. There was no arrangement or understanding between Ms. Stewart and any other persons pursuant to which Ms. Stewart was selected as a director, and there are no related party transactions involving Ms. Stewart that are reportable under Item 404(a) of Regulation S-K.

On August 29, 2021, Ms. Stewart received a grant of 575 restricted stock units under The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors (Amended and Restated as of April 20, 2016). The restricted stock units will vest in annual increments of one-third of the units granted over a period of three years. Ms. Stewart will participate in Sherwin-Williams’ standard director compensation program for nonemployee directors, which is described on pages 24-25 of Sherwin-Williams’ Proxy Statement for its Annual Meeting of Shareholders held on April 21, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

99	Press Release of The Sherwin-Williams Company, dated August 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

August 30, 2021	By:	/s/ Stephen J. Perisutti
Stephen J. Perisutti
Vice President, Deputy General Counsel and Assistant Secretary